UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

ONLINE INNOVATION, INC.
(Exact name of registrant as specified in its charter)

000-29285
(Commission File Number)

Delaware	52-2058364
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

130 – 13151 Vanier Place, Richmond, British Columbia V6V 2J1
(Address of principal executive offices) (Zip Code)

(604) 288-2430
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(b)

On October 17, 2005 the registrant was advised by its independent accountant that the audit report on the registrant’s June 30, 2004 financial statements would need to be restated by inserting the date of the opinion in the report relating to the disclosure in Note 3 of the June 30, 2004 financial statements respecting the number of warrants of the registrant outstanding at June 30, 2004.

The board of directors of the registrant have discussed the matters disclosed herein with the registrant’s independent accountant.

Attached hereto is a restated audit report respecting the registrant’s financial year ended June 30, 2004.

Item 9.01	Exhibits

(c)	Exhibits

99.1	Independent Auditor’s Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE INNOVATION, INC.

Date: December 15, 2005	By:	/s/ Chad D. Lee

	Title:	Chad D. Lee
President and CEO